DELAWARE GROUP EQUITY FUNDS IV
What are the Fund's fees and expenses?
Effective February 27, 2012, the Distributor has voluntarily agreed to limit the 12b-1 fees for Class A shares to 0.25% of average daily net assets. Please see "About your account - Choosing a share class – Class A" in this prospectus for more information.

DELAWARE GROUP® EQUITY FUNDS IV

Delaware Smid Cap Growth Fund
(the “Fund”)

Supplement to the Fund’s Class A, Class B, Class C, and Class R
Statutory Prospectus dated January 28, 2012

The following paragraph is added immediately before the Fund’s fee table in the section entitled, “What are the Fund’s fees and expenses?” on page 1.

Effective February 27, 2012, the Distributor has voluntarily agreed to limit the 12b-1 fees for Class A shares to 0.25% of average daily net assets. Please see "About your account - Choosing a share class – Class A" in this prospectus for more information.

Please keep this Supplement for future reference.

This Supplement is dated February 9, 2012.